INTERPACE
DIAGNOSTICS
GUIDING TREATMENT. DELIVERING INNOVATION.

Investor Presentation

January 2016

NASDAQ
IDXG

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, relating to our future financial and operating performance. The company has attempted to identify forward looking statements by terminology including "believes," "estimates," "anticipates," "expects," "plans," "projects," "intends," "potential," "may," "could," "might," "will," "should," "approximately" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are based on current expectations, assumptions and uncertainties involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond company's control. These statements also involve known and unknown risks, uncertainties and other factors that may cause company's actual results to be materially different from those expressed or implied by any forward-looking statement. Known and unknown risks, uncertainties and other factors include, but are not limited to, our ability to adequately finance the business, the market's acceptance of our molecular diagnostic tests; our ability to secure additional business and generate higher profit margins through sales of our molecular diagnostic tests, in-licensing or other means, projections of future revenues, growth, gross profit and anticipated internal rate of return on investments. Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in the company's periodic filings with the Securities and Exchange Commission (SEC), including without limitation, the Annual Report on Form 10-K filed with the SEC on March 5, 2015 and in the company's Form 10-Q filed with the SEC on November 12, 2015. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Investment Highlights

- Interpace Diagnostics (IDX) was formerly part of PDI that had both IDX and Commercial Services (CSO) businesses. PDI was renamed Interpace Diagnostics Group after the sale of CSO in December 2015
- Focused on developing and marketing molecular based diagnostic tests in high value precision pre-cancerous test markets
- Three proprietary cancer molecular tests on the market in GI and Endocrine
  - ***PancraGen™*** – The new standard of pancreatic cyst diagnostics
  - ***ThyGenX™ and ThyraMIR™*** - Next-Gen sequencing oncogene panel and miRNA classifier in combination to improve risk classification of Thyroid nodules
- Two state of the art CLIA-certified labs
- Additional pipeline tests under development including **BarreGen™** for Barrett's Esophagus, an esophageal cancer risk classifier
- Addressable potential market opportunity of $2.7 billion with all four tests
- Revenue of approximately $10 million in 2015, supported by IDX sales forces
- Focus for 2016: Grow recently launched ThyGenX/ThyraMIR tests and expand PancraGen market penetration

Our Mission

INTERPACE DIAGNOSTICS
GUIDING TREATMENT. DELIVERING INNOVATION.

Providing personalized medicine through Molecular Diagnostics to advance patient care based on rigorous science.

Interpace Diagnostics Key Milestones

AUGUST 2014:	Acquired Thyroid Assets from Asuragen
OCTOBER 2014:	Acquired RedPath Inc., GI assets and CLIA lab
DECEMBER 2014:	Launched ***ThyGenX***™ NextGen Sequencing Thyroid Cancer Test
FEBRUARY 2015:	Published landmark study on ***PancraGen***™ in Endoscopy
APRIL 2015:	Launched ***ThyraMIR*** ™ microRNA Gene Expression Thyroid Cancer Test
MAY 2015:	Published the major clinical validation study in JCEM for combining **ThyGenX** and ***ThyraMIR*** in a single testing service
MAY 2015:	Published **BarreGen**™ BASE study on Barrett's Esophagus cancer risk progression in AJG
AUGUST 2015:	Covered lives for Interpace Diagnostics products exceeded 100 million for all tests combined
OCTOBER 2015:	Data presented at ACG demonstrate that ***PancraGen***™ can improve detection of malignant or highly aggressive pancreatic cysts over current guidelines criteria, and improve patient outcomes in real life management decisions New data presented at ATA further validates the power of combination testing by ***ThyGenX***™ and ***ThyraMIR*** ™, improving the preoperative diagnosis of thyroid nodules with indeterminate cytology
DECEMBER 2015:	PDI transformed into Interpace Diagnostics Group through the sale of its CSO business to focus exclusively on molecular diagnostics

INTERPACE DIAGNOSTICS

Interpace Diagnostics Focus

High Value Molecular Pre-Cancerous Test Market

1. High barrier to entry due to complexity of tests and intellectual know how
2. Pre-cancerous diagnosis and prognosis focus where test pricing is higher
3. Highly complex messaging to HCPs is a capability

Our Commercial Expertise Aligns with Dynamics of Molecular Diagnostics Market

Our Marketed Molecular Tests

GI	Endocrine
PANCRAGEN™ PANCREATIC CANCER RISK CLASSIFIER	ThyGenX™ THYROID ONCOGENE PANEL
Powered by PathFinderTG®	ThyraMIR™ THYROID miRNA CLASSIFIER

Current U.S. Market Opportunity

Pancreatic Cysts	Thyroid Nodules
$350M	$350M

Source: Company estimates



The Endocrine Oncology

ThyGenX™
THYROID ONCOGENE PANEL

ThyraMIR™
THYROID miRNA CLASSIFIER

Thyroid Nodules

Common clinical problem

~10-18 m

US Adults have nodules

Estimated

525,000

thyroid FNA per year in US and growing



Larynx
Cricoid cartilage
Nodule
Thyroid gland
Trachea



Thyroid Cancer Incidence*
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
ACS estimates of thyroid cancer incidence
ACS estimates of thyroid cancer related deaths

*American Cancer Society

Thyroid Surgery

Significant Surgical Risks

- Large incision in sensitive area and potential for significant scarring
- Risk of vocal cord damage, hoarseness, paralysis, and at the extreme, tracheotomy





Guideline Recommendations

Molecular Markers/Diagnostic Testing

NCCN National Comprehensive Cancer Network®

AMERICAN THYROID ASSOCIATION FOUNDED 1923

2013 NCCN Guidelines

Molecular Diagnostics recommended testing on some indeterminate cytologies to minimize unnecessary surgeries

2014 American Thyroid Association Revised Guidelines

MDx Tests should be considered for suspicion of malignancy or indeterminate.

Source: Cooper DS et al. Thyroid. 2009;19(11):1167-1214; National Comprehensive Cancer Network. NCCN Clinical Practice Guidelines in Oncology: Thyroid Carcinoma. V.1.2014; ATA Guidelines on Thyroid Nodules and Differentiated Thyroid Cancer – Highlights, Consensus, and Controversies. ICE/ENDO conference; June 21-24, 2014; Chicago, Illinois.

Improving Thyroid Cancer Diagnosis

Use of Molecular Markers

Molecular diagnostic tests help the diagnosis of thyroid cancer when cytology is indeterminate

CURRENTLY 2 MAIN PLATFORMS:

1. Mutation/Genetic Testing "Rules-In" Cancer
   - Highly specific
   - *ThyGenX*™

     (BRAF*, KRAS, HRAS*, NRAS*, RET/PTC1*, RET/PTC3, PAX8/PPAR-^{3}*, PIK3CA, over 100 reportable markers)
2. Gene Expression "Rules-Out" Cancer
   - Highly sensitive
   - Veracyte Afirma GEC
   - *ThyraMIR* ™

ThyGenX™ Pathway for Thyroid Cancer Diagnosis

525,000 FNA Biopsies Annually

Cytopathology

60-75%
Benign
Avg. ROM*: 6%[1]

15-30%
Indeterminate
Avg. ROM*: 34%[1]

3-6%
Malignant
Avg. ROM*: 97%[1]

*ROM: Risk of Malignancy

ThyGenX™
THYROID ONCOGENE PANEL

Mutation Positive
Inform thyroid surgery

Mutation Negative
Reflex to ThyraMIR

ThyraMIR™
THYROID miRNA CLASSIFIER

ThyraMIR Positive
Inform thyroid surgery

ThyraMIR Negative
Follow with watchful waiting

Source: 1. Wang CC, Friedman L, Kennedy GC, et al. *Thyroid.* 2011;21:243-251; 2. Nikiforov et al. *JCEM* 2001; 3. Molecular testing for miRNA, mRNA and DNA on fine needle aspiration improves the pre-operative diagnosis of thyroid nodules with indeterminate cytology. *J.Clin Endocrinol Metab* 2015 May 12 [Epub]

ThyGenX + ThyraMir offers superior solution

	Veracyte *Afirma* [1]	ThyGenX ThyraMIR [2]
Characterize Malignancy	No	Yes
Prominent Results	Likely Benign	Benign/Malignant
PPV	**47%**	**74%**
NPV	**92%**	**94%**
Diagnostic Yield *	**41%**	**67%**
Sample Collection	Dry Ice	Room Temperature

*** Diagnostic Yield is defined as % true benign that are called benign using each essay**

ThyGenX/ThyraMIR testing provides 65% increase in true benign calls and 69% decrease in the number of unnecessary surgeries on benign nodules, relative to mRNA gene expression classifier ($p<0.01$)

INTERPACE DIAGNOSTICS

1. Alexander et al. NEJM 367:8, 2012; 2. Labourier et al. *J.*Clin Endocrinol Metab 2015 May 12 [Epub]

ThyGenX +ThyraMIR

Combined Rule-in and Rule-out in a single testing service to better inform treatment decision

COMBINED TEST PERFORMANCE IN MULTICENTER STUDY (PREVALENCE: 32%)[9]*

94% LIKELIHOOD
Negative result is truly benign*†

74% LIKELIHOOD
Positive result is malignant*†

	SENSITIVITY	SPECIFICITY
ThyGenX + ThyraMIR (N=109)	89%	85%

*Results from an histologically blinded, multicenter, cross-sectional cohort study in nodules of indeterminate cytology and negative mutational status [AUS/FLUS or FN/SFN] (N=109).[9]

†Based upon Negative Predictive Value (NPV) and Positive Predictive Value (PPV)

Source: Molecular testing for miRNA, mRNA and DNA on fine needle aspiration improves the pre-operative diagnosis of thyroid nodules with indeterminate cytology. J.Clin Endocrinol Metab 2015 May 12 [Epub ahead of print]

Thyroid Franchise Go-to-Market Strategy

Robust Science

- Published the major clinical validation study for ThyGenX & ThyraMIR in JCEM – the first Rule-in and Rule-out thyroid cancer test in a single testing service
- Additional study in development

Commercial Execution

- Expanded sales force in early 2015
- Launched ThyGenX 12/2014 and ThyraMIR 4/2015
- Deploy established commercial capabilities
  - Marketing Campaign and Messaging
  - Medical Education and Patient Advocacy

Coverage and Reimbursement

- ThyGenX covered by Medicare LCD; ThyraMIR in preparation for Medicare LCD
- Over 90 million lives covered for ThyGenX ***including Aetna***
- A major regional BCBS recently issued coverage for both ThyGenX and ThyraMIR

Thyroid Tests - Payor Type and Coverage


Thyroid
Others, 6%
Medicare , 3%
Medicare Advantage, 9%
Client Billing, 30%
Commercial, 52%

*Payer mix % based on claim submissions; May vary by month

- ThyGenX under Medicare LCD; ThyraMIR Medicare LCD application in progress
- A major regional BCBS coverage for both ThyGenX and ThyraMIR
- Over 90 million lives covered for ThyGenX including ***Aetna***

INTERPACE DIAGNOSTICS





Pancreatic Cysts

Cancer Risk

PANCRAGEN™
PANCREATIC CANCER RISK CLASSIFIER

Powered by PathFinderTG®

Pancreatic Cancer:

The Fourth Leading U.S. Cancer Killer

45,000
new U.S. cases

39,590
U.S. deaths


159,260
50,310
39,590
40,430
29,480
14,270
4,020
Cervix
Prostate
Breast
Lung

- 5-year survival rate 7.2%
- Pancreatic cancer 3% of new cancer cases in US, 12% of deaths of common cancers

INTERPACE DIAGNOSTICS

Source: ACS Cancer Facts & Figures 2014; all figures annual

120,000 Pancreatic Cysts Annually

- **The clinical dilemma:**
  - Current guideline tests are unreliable and poorly predict cancer risk
    - Cyst fluid tested for CEA, amylase, and cytology (1st line tests)

Pancreatic cysts:

2-5%

risk of cancer increasing with age[1]

- **The result:**
  - 80% of all surgeries are for benign disease
    - Unnecessary healthcare costs
    - High morbidity (30%) and mortality (2%)[2] associated with these surgeries
  - Pancreatic cancers go undetected

Pancreatic cysts:

80%

surgeries are benign

Source: [1]Gatroenterology Research and Practice Volume 2012, Article 147465
[2]Gastroenterology 2015; 148:819-822

PancraGen™ Powered by *PathFinderTG*®

90% Accuracy At Predicting Malignant Pancreatic Cysts

Multi-faceted algorithm-based platform

1. Oncogene mutations (KRAS, GNAS) and 15 markers
2. DNA quantification
3. Loss of heterozygosity
4. CEA & Amylase biomarkers
5. Cytology results

Substantial Improvement Over Guidelines

Results published in leading GI journal, *Endoscopy*

Performance of all patients (n=492)	*PancraGen*™	ICG Sendai Guidelines	*P*-Value
Accuracy	90%	52%	N/A
Specificity	91%	46%	<0.0001
PPV	58%	21%	<0.0001
NPV	97%	97%	0.88
Sensitivity	83%	91%	0.17

Source: Integrated molecular pathology accurately determines the malignant potential of pancreatic cysts, *Endoscopy*. 2015 Feb 47(2): 136-46. Epub 2014 Oct.

PancraGen™ Powered by *PathFinderTG*®

Pancreatic Cysts: Clinical Validity and Utility

79% of patients who met Sendai guidelines for surgery actually had benign outcomes and surgery could have been avoided.

97% probability of benign outcome at a median 3 years follow up



Probability of benign outcome at follow-up
1.0
0.8
0.6
0.4
0.2
0.0
0
12
24
36
48
60
Time after initial diagnosis (months)
Benign
Statistically indolent
Statistically higher risk
Aggressive

PFTG provides an effective strategy of risk stratification of malignancy for optimal patient care

INTERPACE DIAGNOSTICS

Source: Integrated molecular pathology accurately determines the malignant potential of pancreatic cysts, *Endoscopy*. 2015 Feb 47(2): 136-46. Epub 2014 Oct.

PancraGen More Accurately Predicts Malignant Pancreatic Cysts

Results published in leading GI journal, *Endoscopy*

- 84% of the patients recommended for surgery by Sendai were benign or indolent
- PancraGen may reduce unnecessary surgeries by 66%
- Patients with "aggressive" PancraGen diagnosis were 76 times more likely to progress to malignancy

Source: Integrated molecular pathology accurately determines the malignant potential of pancreatic cysts, *Endoscopy*. 2015 Feb 47(2): 136-46. Epub 2014 Oct.

PancraGen Go-to-Market Strategy

Robust Science

- Published National Pancreatic Cyst Registry study in *Endoscopy* 2015
- Published health economic and outcome study in *Endoscopy International Open* 2015
  - PancraGen is the most cost effective strategy in patient management

Commercial Execution

- Deploy established commercial capabilities
  - Marketing Campaign and Messaging
  - Medical Education and Patient Advocacy

Coverage and Reimbursement

- Reimbursement by Medicare LCD ($3,100/test); Permanent LCD expected in Q4 2015
- Over 70 million lives covered including managed care plans

INTERPACE DIAGNOSTICS

PancraGen - Payor Type Mix and Coverage


PancraGen*
Others, 6%
Client Billing, 11%
Medicare , 35%
Commercial, 29%
Medicare Advantage, 19%

*Payer mix % based on claim submissions; May vary by month

- Medicare LCD reimbursement at $3100
- Updated LCD eliminates previous "evidence development" coverage condition
- Over 70 million lives covered including Medicare and managed care plans





Barrett's Esophagus

Risk of progression to cancer

BARREGEN™

ESOPHAGEAL CANCER RISK CLASSIFIER

Powered by PathFinderTG®

What is Barrett's Esophagus?


Esophagus
Lower
Esophageal
Sphincter (LES)
Diaphragm
Stomach

- Gastroesophageal reflux very common (10-20% US adults)
- 6% progress to Barrett's Esophagus **(~3.3 million adults)**
- Barrett's Esophagus precedes esophageal cancer (EAC) infrequently (1-2%)
- Ablation (Barrx) has emerged as a treatment and prevention strategy
- Current tests cannot predict which patients will progress to EAC – a high unmet need for a molecular diagnostic test

BarreGen for Barrett's Esophagus



~3.3M
Adults
$2B
Potential

~850,000

Endoscopic screens Annually

Same *PathfinderTG®* platform

BarreGen™ commercial launch expected in 2016

Source: Company estimates

BarreGen for Barrett's Esophagus

Barrett's is currently diagnosed by pathology



High Risk Disease
Normal squamous mucosa
Intestinal metaplasia (IM)
Low grade dysplasia (LGD)
High grade dysplasia (HGD)
Adenocarcinoma (EAC)
Increasing severity

BarreGen™

Esophageal Cancer Risk Classifier

- Millions in US undergo expensive, unnecessary procedures to prevent EAC
- Growing evidence that Barrett's recur post-ablation (est. 20+%) and the recurrence may create more aggressive disease state
- BarreGen determines risk of progression from Barrett's to cancer prior to the onset of HGD or EAC
    - Early detection and prevention of cancer
    - Avoidance of unnecessary interventions with undesirable side effects
    - Reduction in healthcare costs

BarreGen™ Clinical Results

Results of BASE study published in Am J. Gastroenterol (AJG)

90% accuracy to predict Barrett's Esophagus progression to cancer


ML ≥ 1.0
ML ≥ 0.5
ML ≥ 1.5
True positive rate (sensitivity)
False positive rate (1–specificity)
0.0
0.2
0.4
0.6
0.8
1.0

	Patient ML
Performance Characteristi c	**e1**
Sensitivity (%)	**96**
Specificity (%)	**87**
Accuracy (%)	**90**
Odds ratio	**146.7 (p<0.0001)***

1. Case-control study N= 69 patients (46 controls and 23 cases).
2. Mutational load (ML) to measure genetic instability (LOH) associated with tumor suppressor genes
3. Based on ML score, BarreGen predicts risk of BE for future progression to cancer

INTERPACE DIAGNOSTICS

Source: The presence of genetic mutations at key loci predicts progression to Esophageal Adenocarcinoma in Barrett's Esophahus. *Am J. Gastroenterol.* 2015 June 110(6): 828-34. Epub 2015 May

BarreGen™ - Multi-stage Introduction

- Clinical experience program initiated Q4 2015
  - Scientific advisory board and select KOLs
- Soft launch planned in 2016
  - Prognostic value in determining cancer progression risk
    - **BASE** study Eluri 2015[1] (n=69)
  - Diagnostic value in detecting true dysplasia (HGD) in BE
    - Ellsworth 2012 study[2] (n=271) and Khara 2014 study[3] (n=415)
- Additional clinical studies underway
  - Interim results of the on-going **BELONG** study are inconclusive but suggest that alternative tissue fixation methodology may of value to improve BarreGen performance for mutation detection
- Establish collaborations with Barrett's Center of Excellence

[1] Eluri et al. Am J Gastroenterology 2015, 110:828-834
[2] Ellsworth et al. BMC Gastroenterology 2012, 12:181
[3] Khara et al. J. Gastrointestinal Cancer 2014 DOI 10.1007/s12029-013-9570-y

INTERPACE DIAGNOSTICS

Number of Molecular Tests Ordered Rising



Total Molecular Tests Ordered
3000
2500
2000
1500
1000
500
0
+ 19%
+ 13%
+ 21%
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Total Molecular Tests include PancraGen and Thyroid Tests

INTERPACE DIAGNOSTICS

Number of Thyroid Tests Ordered Growing



Total Thyroid Molecular Tests Ordered
2000
1800
1600
1400
1200
1000
800
600
400
200
0
+ 39%
+ 36%
+ 38%
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Total Thyroid Molecular Tests include ThyGenX and ThyraMIR

INTERPACE DIAGNOSTICS

Appendix

MDx Market Shares (%) by Sector

The Fastest Growing Segment is Oncology


2014 MDx Market Share
$51
B
(89%)
$6B
(11%)
Molecular Diagnostics (MDx)
Traditional Diagnostics


Global MDx Market Forecast
$25B
$20B
$15B
$10B
$5B
$0B
CAGR ~15%
2014
2016
2018
2020
2022
2024

U.S. Accounts for over 50% of global


By Segment
42%
Onco
logy,
21%
8%
14%
15%
Infectious Disease
Oncology
Blood
Genetics
Tissue Typing

INTERPACE DIAGNOSTICS

Source: *Visiongain2014*

Current Pancreatic Cysts Guidelines

Sendai guidelines 2012 and ACG guidelines 2007 strongly favor surgical resection because of the inability of first-line tests to predict biological behavior and aggressiveness.

***PancraGen*™ establishes a new standard for the prognosis and diagnosis of pancreatic cysts**

PancraGen™ Powered by *PathFinderTG*®

Clinically Validated

- **Over 25,000 clinical cases analyzed**
- **Over 200 peer-reviewed articles**



AJG The American Journal of Gastroenterology
JCEM The Journal of Clinical Endocrinology & Metabolism
Endoscopy International Open
Open Access
Thieme
Endoscopy
Thieme
nature
SIX NEW WORLDS
Clinical Gastroenterology and Hepatology
The NEW ENGLAND JOURNAL of MEDICINE
Cancer Research
Modern Pathology

INTERPACE DIAGNOSTICS

Clinical Meaningful and Actionable Results

- **PFTG Diagnosis**
- **Patient management recommendations**
  - Based on patient outcome data
  - Provided by board certified anatomical pathologists

Example Report: PFTG Pancreas



PANCRAGEN
PANCREATIC CANCER RISK CLASSIFIER

SUMMARY REPORT

Powered by *PathFinderTG*

Patient Name:	PUBLIC, JANE Q	**Interpace Diagnostics Accession #:**	RPXX-XXXX
MRN:	00-123456	**Case Accessioned:**	01/23/2015
DOB • Age • Sex:	01/01/1950 • 63 yrs • Female	**Specimen Received:**	01/02/2015
Ordering Physician:	Smith, Mark M	**External Accession#:**	XXX-XXXX

Specimens Received
1. Buccal Brush (Ext Part 1; Collected 01/01/2015)
2. Pancreatic Body Cyst Fluid (Ext Part 3; Collected 01/01/2015)

Documents Received
Cytology Report
EUS Report, Pancreas
Pathology Report

INTEGRATED DIAGNOSIS

	Benign	Statistically Indolent	Statistically Higher Risk	Aggressive
Biological Behavior	This Patient			

MOLECULAR RESULTS

DNA Quantity	**Low**
DNA Quality	**Poor**
Oncogene Point Mutations	
KRAS Point Mutation	**No mutation detected**
GNAS Point Mutation	**Not ordered**
Tumor Suppressor Genes (LOH)	**No LOH detected**

NON-MOLECULAR RESULTS

Pancreatic Cyst Fluid	
AccuCEA	**less than 0.2 ng/mL**
Amylase	**152 U/L**

COMMENT

The biological behavior of this patient's lesion falls into the Category of "Benign."

Please note that, because cystic lesions of the pancreas can be complex lesions containing multiple cystic spaces and multifocal areas of heterogeneous pathology, sampling variation may occasionally result in under diagnosis of existing pathology. Clinical correlation and integration of the molecular results with clinical findings is required to minimize this possibility.

Notwithstanding the benign molecular features that are present here, close follow-up is recommended given the relatively large size of the cystic process. One approach to be considered is to repeat the imaging and/or aspiration and perform both clinical and molecular analyses of this cyst, if future clinical follow-up warrants additional studies. By comparing subsequent findings with the initial baseline studies, the stability, regression, or progression of mutational change can be determined.

INTERPRETED BY

Sydney D. Finkelstein, MD
Medical Director

January 28, 2015
Date

Summary Report - Page 1 of 1

Interpace Diagnostics | 800.495.9605 | www.interpacediagnostics.com   PUBLIC, JANE Q.

New Thyroid Cancer Detection Paradigm

Combined Rule-in and Rule-out cancer in a single testing service to better inform treatment decision



CYTOLOGIC EVALUATION
POSITIVE FOR MALIGNANCY
INDETERMINATE FOR MALIGNANCY
(AUS/FLUS or FN/SFN)
NEGATIVE FOR MALIGNANCY
ThyGenX MUTATIONAL TESTING
POSITIVE 81% likelihood of malignancy when mutation is present¹
NEGATIVE
ThyraMIR miRNA GENE EXPRESSION CLASSIFIER
POSITIVE 74% likelihood positive result is malignant⁹
NEGATIVE 94% likelihood negative result is truly benign⁹
SURGERY
WATCHFUL WAITING
Potential clinical algorithm for management of patients with cytologically indeterminate thyroid FNA. Treatment decisions should incorporate all relevant clinical information for each patient.

INTERPACE DIAGNOSTICS